NEITHER THIS NOTE, THE SHARES OF COMMON STOCK NOR ANY OTHER SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (COLLECTIVELY THE "SECURITIES") HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE.

                          COLLEGE OAK INVESTMENTS, INC.

                         10% Convertible Promissory Note

$_________                                                     November 15, 2005

      FOR VALUE RECEIVED, College Oak Investments, Inc., a Nevada corporation (the "Company") with its principal executive office at c/o Eaton & Van Winkle LLP, 3 Park Avenue, New York, NY 10016, promises to pay to the order of _____________________ (the "Payee" or the "Holder of this Note") or registered assigns on November 15, 2007; or (ii) consummation by the Company of a merger, combination or sale of substantially all of its assets or the purchase by a single entity or person or group of affiliated entities or persons of more than fifty (50%) percent of the voting stock of the Company (the "Maturity Date"), the principal amount of ___________ ($_____) (the "Principal Amount") in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest on this Note shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with Section 2 hereof and shall be payable on the Maturity Date, or earlier upon conversion of this Note in accordance with the provisions of Section 6 hereof (or as may otherwise be provided in this Note). Nothing in item (ii) of this paragraph shall be construed as the consent by the holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition.

      This Note and other identical Notes in the aggregate principal amount of up to $2,500,000 (collectively, the "Notes") are issued to the Payee and other purchasers of Notes in connection with a private placement of Units by the Company (the "Financing"), pursuant to the Company's Private Placement Memorandum (the "PPM"), and a Subscription Agreement between the Company and the Payee (the "Subscription Agreement"), a copy of which documents are available for inspection at the Company's principal office. ____________________ acted as the placement agent of the Financing.

      Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to certain terms, conditions, covenants and agreements contained in the Subscription Agreement. Any transferee of this Note, by its acceptance hereof, assumes the obligations of the Payee in the Subscription Agreement with respect to the conditions and procedures for transfer of this Note. Reference to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal hereof and interest hereon as provided herein.

      Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and in immediately available funds.

      The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default, to pay to the holder of this Note, on demand, all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement and collection of this Note.

      1. Prepayment. This Note and all other Notes may be prepaid in whole but not in part prior to the Maturity Date if the Company sends written notice of such prepayment to each Holder at least twenty-five (25) days prior to the prepayment date and each Noteholder during such 25-day period shall have the right to convert the Note into Conversion Shares as provided herein.

      2. Shares. In consideration for the loan evidenced by this Note, the Company issued to the Holders of this Note, shares of common stock of the Company (the "Common Stock") to the product of (i) (1) the aggregate principal amount of each Note, multiplied by (2) twenty (20%) percent, and (ii) two (2)

      3. Computation of Interest.

            A. Base Interest Rate. Subject to Sections 3B and 3C below, the outstanding Principal Amount shall bear interest at the rate of ten (10%) percent per annum. Interest on this Note shall be paid quarterly commencing on the date three (3) months from the date of issuance of the Note and every three
(3) months thereafter. Payment of base interest shall be paid in accordance with
Section 3D of this Note.

            B. Penalty Interest. In the event the Note is not repaid on the Maturity Date, (i) the rate of interest applicable to the unpaid Principal Amount shall be adjusted to eighteen (18%) percent per annum from the date of default until repayment, provided, that in no event shall the interest rate exceed the Maximum Rate provided in Section 3C below.

            C. Maximum Rate. In the event that it is determined that, under the laws relating to usury applicable to the Company or the indebtedness evidenced by this Note ("Applicable Usury Laws"), the interest charges and fees payable by the Company in connection herewith or in connection with any other document or instrument executed and delivered in connection herewith cause the effective interest rate applicable to the indebtedness evidenced by this Note to exceed the maximum rate allowed by law (the "Maximum Rate"), then such interest shall be recalculated for the period in question and any excess over the Maximum Rate paid with respect to such period shall be credited, without further agreement or notice, to the Principal Amount outstanding hereunder to reduce said balance by such amount with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Payee had agreed to accept such extra payment(s) as a premium-free prepayment. All such deemed prepayments shall be applied to the principal balance payable at maturity. In no event shall any agreed-to or actual exaction as consideration for this Note exceed the limits imposed or provided by Applicable Usury Laws in the jurisdiction in which the Company is resident applicable to the use or detention of money or to forbearance in seeking its collection in the jurisdiction in which the Company is resident.

            D. Payment in Shares of Common Stock. Each Holder of this Note shall elect to receive interest payments on this Note either in immediately available funds or in shares of Common Stock. Such election must be made by the Holder of this Note at the time of issuance of this Note. One (1) share of Common Stock shall for purposes of this Section 4.D. be equal to $.50 of interest payments (the "Ratio"). The Ratio shall be subject to the anti-dilution protection set forth in Section 6 of this Note. Each Holder of this Note may make such election at any time and from time to time prior to the date such interest payments are due. The Company may not make such an election for any Holder of this Note.

      4. Covenants of Company.

            A. Affirmative Covenants. The Company for itself and each of its subsidiaries covenants and agrees that, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 4A, unless it has otherwise obtained the prior written consent of the placement agent:

                  (i) Taxes and Levies. The Company will promptly pay and discharge all taxes, assessments, and governmental charges or levies imposed upon the Company and each of its subsidiaries or upon either of their income and profits, or upon any of its property, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company and each of its subsidiaries shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company and each of its subsidiaries shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax, assessment, charge, levy or claim so contested;

                  (ii) Maintenance of Existence. The Company and each of its subsidiaries will do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company and each of its subsidiaries, except where the failure to comply could not reasonably be expected to have a material adverse effect on the Company and each of its subsidiaries;

                  (iii) Maintenance of Property. The Company and each of its subsidiaries will at all times maintain, preserve, protect and keep such property material to the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business;

                  (iv) Insurance. The Company and each of its subsidiaries will, to the extent necessary for the operation of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

                  (v) Books and Records. The Company and each of its subsidiaries will at all times keep true and correct books, records and accounts reflecting all of their respective business affairs and transactions in accordance with GAAP. Such books and records shall be open at reasonable times and upon reasonable notice to the inspection of the Payee or its agents, subject to the execution by such persons of a reasonable non-disclosure agreement;

                  (vi) Underlying Securities. The Company shall keep reserved such number of shares of Common Stock as will permit full conversion of the Notes and exercise of the warrants issued to the placement agent (the "Agent Warrants");

                  (vii) Notice of Certain Events. The Company and each of its subsidiaries will give prompt written notice (with a description in reasonable detail) to the Payee of:

            (a) the occurrence of any Event of Default (as defined in Section 5 hereof), or any event which, with the giving of notice or the lapse of time, would constitute an Event of Default, or an event of default under any document or instrument evidencing or governing any indebtedness of the Company and the delivery of any notice effecting the acceleration of any such indebtedness; and

            (b) the occurrence of any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Payee in writing which has been instituted or, to the knowledge of the Company, is threatened, against the Company or to which any of its properties, assets or revenues is subject which, if adversely determined, would reasonably be expected to have a material adverse effect on the Company;

            (c) any material adverse development which shall occur in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Payee; and

                  (viii) SEC Reports. The Company shall file in a timely manner all reports and other documents required to be filed by it pursuant to the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.

            B. Negative Covenants. The Company, on behalf of itself and each of its subsidiaries covenants and agrees that, other than as may be expressed provided herein, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 4B unless it has otherwise obtained the prior written consent of The placement agent:

                  (i) Liquidation, Dissolution, Etc.. Unless the Company prepays the Note upon 25 days written notice during which the Holder may convert into Conversion Shares as provided herein, neither the Company nor any of its subsidiaries will liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with the Company (so long as the Company is the surviving entity and no Event of Default shall occur as a result thereof).

                  (ii) Sales of Assets. Unless the Company prepays the Note upon 25 days written notice during which the Holder may convert into Conversion Shares as provided herein, neither the Company nor any of its subsidiaries will sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of its properties or assets (an "Asset Transaction") to any person or entity, provided that this clause (ii) shall not restrict (1) any disposition made in the ordinary course of business and consisting of:

            (a) capital goods that are obsolete or have no remaining useful life; or

            (b) finished goods inventories;

or (2) any other Asset Transaction.

                  (iii) Redemptions. Neither the Company nor any of its subsidiaries will redeem or repurchase any outstanding securities of the Company or any of its subsidiaries;

                  (iv) Indebtedness. Except for indebtedness sold by the Company through The placement agent and/or indebtedness obtained from a commercial bank or similar institution pursuant to standard bank credit or similar agreements and documents, neither the Company nor any of its subsidiaries will hereafter create, incur, assume or suffer to exist, contingently or otherwise, any indebtedness (other than the Notes) which is senior in right of payment and otherwise to the Notes.

                  (v) Negative Pledge. Except for Liens (as defined below), for indebtedness sold by the Company through placement agent and/or indebtedness obtained from a commercial bank or similar institution pursuant to standard bank credit or similar agreements and documents, the Company will not hereafter create, incur, assume or suffer to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease) (each, a "Lien") upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

            (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (b) Liens of carriers, warehousemen, mechanics, materialman and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (c) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds.

                  (vi) Investments. Except for standard and normal industry related investments, neither the Company nor any of its subsidiaries will purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities or make or permit to exist any investment or capital contribution or acquire any interest whatsoever in any other person or entity or permit to exist any loans or advances for such purposes except for investments in direct obligations of the United States of America or any agency thereof, obligations guaranteed by the United States of America and certificates of deposit or other obligations of any bank or trust company organized under the laws of the United States or any state thereof and having capital and surplus of at least $500,000,000.

                  (vii) Transactions with Affiliates. Neither the Company nor any its subsidiaries will repay any indebtedness or enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, the purchase or sale of any security, the borrowing or lending of any money, or the rendering of any service, with any person or entity affiliated with the Company (including any officers, directors and shareholders of the Company's and/or any of its subsidiaries' outstanding capital stock); and

                  (viii) Dividends. Neither the Company nor any of its subsidiaries will accrue, declare or pay any cash dividends or distributions, whether accrued or otherwise, on its outstanding capital stock, provided, however, that nothing herein contained shall prevent the Company from effecting a stock split or declaring or paying any dividend consisting solely of shares of any class of Common Stock to the holders of shares of such class of Common Stock, provided that (i) such stock split or stock dividend is effected equally across all classes of Common Stock and (ii) the holder of the Note participates in such events as if the holder had converted the Note immediately prior to such event into the number of shares of Common Stock he would be entitled to receive if he had so converted (or the number of shares of Common Stock (as defined below) is convertible into):

      5. Events of Default.

            A. The term "Event of Default" shall mean any of the events set forth in this Section 5A:

                  (i) Non-Payment of Obligations. The Company or any of its subsidiaries shall default in the payment of the principal or accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise.

                  (ii) Non-Performance of Affirmative Covenants. The Company or any of its subsidiaries shall default in the due observance or performance of any covenant set forth in Section 4A, which default shall continue uncured for five (5) business days.

                  (iii) Non-Performance of Negative Covenants. The Company or any of its subsidiaries shall default in the due observance or performance of any covenant set forth in Section 4B.

                  (iv) Bankruptcy, Insolvency, etc. The Company or any of its subsidiaries shall:

            (a) generally fail or be unable to pay, or admit in writing its inability to pay, its debts as they become due;

            (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its subsidiaries or any of their property, or make a general assignment for the benefit of creditors;

            (c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its subsidiaries or for any part of their property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within thirty (30) days;

            (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or any of its subsidiaries or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; or

            (e) take any corporate action authorizing, or in furtherance of, any of the foregoing;

                  (v) Cross-Default. The Company or any of its subsidiaries shall default in the payment when due (including any applicable grace period) of any amount payable under any other obligation of the Company for money borrowed in excess of $50,000;

                  (vi) Cross-Acceleration. Any indebtedness for borrowed money of the Company or any subsidiary in an aggregate principal amount exceeding $50,000 (1) shall be duly declared to be or shall become due and payable prior to the stated maturity thereof or (2) shall not be paid as and when the same becomes due and payable including any applicable grace period;

                  (vii) Judgments. A judgment which, with other such outstanding judgments against the Company and its subsidiaries (in each case to the extent not covered by insurance), exceeds an aggregate of $100,000, shall be rendered against the Company or any subsidiary and, within thirty (30) days after entry thereof, such judgment shall not have been vacated, discharged or otherwise satisfied or execution thereof stayed pending appeal, or, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged or otherwise satisfied;

                  (viii) Subscription Agreement; Etc. The Company shall violate any material representation, warranty, covenant, agreement or obligation set forth in the Subscription Agreement, the Registration Rights Agreement and the Agent Warrants and such default is continuing for ten (10) days; and

                  (ix) Placement Agent Agreement. Any breach of any provision in the Letter Agreement dated As Of October 21, 2005 by and between the Company and the placement agent.

            B. Action if Bankruptcy. If any Event of Default described in clauses (iv)(a) through (d) of Section 5A shall occur, the outstanding Principal Amount of this Note and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

            C. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (iv)(a) through (d) of Section
5A) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Required Holders (as defined in Section 7A hereof) may, upon notice to the Company, declare all or any portion of the outstanding Principal Amount of the Notes together with interest accrued thereon to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid Principal Amount (or any portion thereof so demanded), such accrued interest and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

            D. Remedies. In case any Event of Default shall occur and be continuing, the Payee may proceed to protect and enforce its rights by a proceeding seeking the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such holder shall determine.

      6. Conversion.

            A. Holder's Conversion Right. At any time and from time to time, any holder this Note(s) shall be entitled to convert any portion of the Principal Amount and/or accrued but unpaid interest into fully paid and non-assessable shares of Common Stock, in accordance with this Section 6(a) and Sections 6(b) and Section 6(c). The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of the Notes by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing such fractional share, pay to the holder the fair value thereof in cash.

            B. Conversion Price. Subject to anti-dilution adjustment as provided in Section 6D, the "Conversion Price" of the outstanding Principal Amount of the Notes shall be equal to $0.50. The Principal Amount and interest thereon so elected by the Holder to be converted (the "Converted Amount"), will convert into that number of shares of Common Stock determined by dividing the Converted Amount by the Conversion Price, as adjusted at the time of conversion.

            C. Mechanics of Conversion. To convert the Note into shares of Common Stock on any date (a "Conversion Date"), the holder thereof shall (i) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company, and (ii) surrender to a common carrier for delivery to the Company within three
(3) business days of such date the original Note(s) being converted (or an indemnification undertaking with respect to such Note(s) in the case of their loss, theft or destruction); provided, however, notwithstanding anything to the contrary provided herein or elsewhere, the Holder in its sole option and in its sole discretion shall have the absolute right to instead of submitting the original Note to the Company as provided above upon a conversion of the Note, not submit the Note to the Company upon a conversion and have the Company reduce the Principal Amount being converted on the Company's books and records in the amount as expressly provided in the Conversion Notice, which shall have the same effect as if the Holder submitted the original Note. On or before the third (3rd ) business day following the date of receipt of a Conversion Notice and the original Note, or an affidavit that the Holder lost its original Note (the "Share Delivery Date"), the Company shall (x) instruct its transfer agent to issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (y) provided that the Company's transfer agent (the "Transfer Agent") is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the Principal Amount represented by the Note(s) submitted for conversion pursuant to Section 5C (ii) is greater than the Converted Amount, and the Holder has elected to submit the original Note to the Company then the Company shall, as soon as practicable and in no event later than three (3) business days after receipt of the Notes (the "Note Delivery Date") and at its own expense, issue and deliver to the holder a new Note representing the Principal Amount not converted. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Note(s) shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

            D. Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of the Notes shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (i) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time on or after the date of any issuance of any Notes (the "Original Issuance Date"), effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (ii) Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection (ii) as of the time of actual payment of such dividends or distributions.

                  (iii) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Notes shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Notes been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this subsection (e) with respect to the rights of the holders of the Notes

                  (iv) Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the conversion of the Notes is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this subsection (e)), then and in any such event each holder of the Notes shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock into which Notes could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  (v) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this subsection (e)) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Notes shall thereafter be entitled to receive upon conversion of the Notes the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this subsection (e) with respect to the rights of the holders of the Notes after the reorganization, merger, consolidation or sale to the end that the provisions of this subsection (e) (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Notes) shall be applicable after that event and be as nearly equivalent as may be practicable.

                  (vi) Sale of Shares Below Conversion Price.

                        (a) If at any time or from time to time following the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of this Section 6D(vi) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of shares of Common Stock, in either case as provided in this
Section 5D, for an Effective Price (as hereinafter defined) less than the then existing Conversion Price, then and in each such case (1) the then existing Conversion Price shall be reduced such that it is equal to the lowest Effective Price (as hereinafter defined) at which any Additional Shares of Common Stock are issued, and (2) the number of shares of Common Stock issuable upon conversion of this Note(s) shall be increased to a number determined by multiplying the number of shares of Common Stock that would have been issued had this Note(s) been converted immediately prior to the applicable Conversion Price reduction here under by a fraction, the numerator of which shall be the Conversion Price in effect immediately prior to the applicable Conversion Price reduction hereunder and the denominator of which shall be the Conversion Price as so reduced. Such adjustments shall occur automatically and be effective as of the opening of business on the date of such issue or sale.

                        (b) For the purpose of making any adjustment required under this Section 6D(vi), the consideration received by the Company for any issue or sale of securities shall (I) to the extent it consists of cash be computed at the amount of cash received by the Company, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the independent members of the board of directors of the Company (the "Board"), (III) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (IV) be computed after reduction for all expenses payable by the Company in connection with such issue or sale.

                        (c) For the purpose of the adjustment required under this Section 6D(vi), if the Company issues or sells any rights, warrants or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights, warrants or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights, warrants or options or Convertible Securities, plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities.

                        (d) For the purpose of the adjustment required under this Section 6D(vi), if the Company issues or sells, or is deemed by the express provisions of this subsection to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Conversion Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights, warrants or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights, warrants or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities.

                        (e) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than (I) shares of Common Stock issuable upon conversion of the Notes (sometimes hereinafter referred to as the "Conversion Shares"), (II) shares of Common Stock issuable upon exercise of the Agent Warrants issued to The placement agent,
(III) shares of Common Stock issuable upon exercise of warrants, options and convertible securities outstanding as of the Original Issuance Date (provided that the terms of such warrants, options and convertible securities are not modified after the Original Issuance Date to adjust the exercise/conversion price), and (IV) shares of Common Stock issued pursuant to any event for which adjustment is made to the Conversion Price under Section 6D hereof. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this
Section 6D, into the aggregate consideration received, or deemed to have been received, by the Company for such issue under this Section 6D, for such Additional Shares of Common Stock. "Other Securities" with respect to an issue or sale of Additional Shares of Common Stock shall mean Convertible Securities other than the Notes and the Agent Warrants; "the number of shares of Common Stock underlying Other Securities" on a particular date shall mean the number of shares of Common Stock issuable upon the exercise, conversion or exchange, as the case may be, of such Other Securities at the close of business on such date. "Fair Market Value" shall mean as of any date (i) if the shares of the Common Stock are listed on a national securities exchange, the average closing bid prices as reported for composite transactions during the five (5) consecutive trading days immediately prior to a Conversion Date; (ii) if shares of the Common Stock are not so listed but are traded on the NASDAQ National Market ("NNM"), the average of the closing prices as reported on the NNM during the five (5) consecutive trading days immediately prior to the Conversion Date; or if applicable, the Nasdaq SmallCap Market ("NSCM"), or if not then included for quotation on the NNM or the NSCM, the closing bid price as reported by the NASD OTC Bulletin Board or the National Quotation Bureau, as the case may be, or
(iii) if the shares of the Common Stock are not then publicly traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the independent members of the Board.

                        (f) Other than a reduction pursuant to its applicable anti-dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than either the then Fair Market Value or the current Conversion Price, shall be deemed to be an issuance of such Convertible Security and all such options, warrants or rights at such Effective Price, and the provisions of Sections 6(vi)(c), (d) and (e) shall apply thereto mutatis mutandis.

                  (vii) No Adjustments in Certain Circumstances. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one ($0.01) cent in such price; provided, however, that any adjustments which by reason of this subsection (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this
Section 6(d)(vii) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

            E. No Impairment. The Company will not directly and/or indirectly through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Notes against impairment.

            F. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the holder of this Note(s) a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the holder of this Note(s), furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the this Note(s).

            G. Stock Purchase Rights. If at any time or from time to time, the Company grants or issues to the record holders of the Common Stock any options, warrants or rights (collectively, "Stock Purchase Rights") entitling any holder of Common Stock to purchase Common Stock or any security convertible into or exchangeable for Common Stock or to purchase any other stock or securities of the Company, the holder of this Note(s) shall be entitled to acquire, upon the terms applicable to such Stock Purchase Rights, the aggregate Stock Purchase Rights which the holder of this Note(s) could have acquired if it had been the record holder of the maximum number of shares of Common Stock issuable upon conversion of this Note(s) on both (x) the record date for such grant or issuance of such Stock Purchase Rights, and (y) the date of the grant or issuance of such Stock Purchase Rights.

            H. Limitation on Conversion. Except to allow the conversion and sale of the Conversion Shares in a merger, combination or similar transaction, or upon a liquidation or distribution of assets of the Company or similar transaction, in no event shall the Payee be entitled to convert, any Principal Amount in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Payee or the holder of Conversion Shares and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note, and (2) the number of shares of Common stock issuable upon the conversion of this Note with respect to which the determination of this provision is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company (after taking into account the shares to be issued to the Payee or the holder of Conversion Shares upon such conversion). For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined by the Holder based upon and in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.

            I. Stamp Taxes, etc. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock, upon conversion of this Note; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of this Note, and the Company shall not be required to issue or deliver any such certificate unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the Company's satisfaction that such tax has been paid.

            J. Validity of Stock. All shares of Common Stock which may be issued upon conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and fully paid and non-assessable.

            K. Reservation of Shares. The Company covenants and agrees that it will at all times have authorized and reserved, solely for the purpose of such possible conversion, out of its authorized but unissued shares, a sufficient number of shares of its Common Stock to provide for the exercise in full of the conversion rights contained in this Note.

            L. Notice of Certain Transactions. In case at any time:

                  (i) The Company shall declare any dividend upon, or other distribution in respect of, its Common Stock; or

                  (ii) The Company shall offer for subscription to the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into shares of stock or any rights to subscribe thereto; or

                  (iii) There shall be any capital reorganization or reclassification of the capital stock of the Company, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification); or

                  (iv) There shall be a voluntary or involuntary dissolution; liquidation or winding-up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Payee at the earliest practicable time (and, in any event not less than twenty (20) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, reclassification, sale, consolidation, merger or dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon the conversion of this Note. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger or dissolution, liquidation or winding-up, as the case may be.

Nothing herein shall be construed as the consent of the holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition.

      7. Amendments and Waivers.

            A. The provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and the holders of not less than fifty-one (51%) percent in principal amount of the Notes (the "Required Holders"); provided, however, that no such amendment, modification or waiver which would:

                  (i) modify this Section 7A, change the definition of "Required Holders" or extend the Maturity Date,

                  (ii) reduce the Principal Amount payable hereunder; or

                  (iii) change the Conversion Price and/or anti-adjustment provision shall be made without the consent of the holder of each Note so affected.

            B. No failure or delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

            C. To the extent that the Company makes a payment or payments to the Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            D. After any waiver, amendment or supplement under this section becomes effective, the Company shall mail to the holders of the Notes a copy thereof.

      8. Miscellaneous.

            A. Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Payee shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Payee, respectively, whether so expressed or not.

            B. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

            C. Notices. All notices required or permitted under this Note shall be given in accordance with the Subscription Agreement.

            D. Waiver of Jury Trial. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                           COLLEGE OAK INVESTMENTS, INC.

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT I

                          COLLEGE OAK INVESTMENTS, INC.

                                CONVERSION NOTICE

      Reference is made to the 10% Senior Convertible Promissory Note (the "Note") of College Oak Investments, Inc. (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert such Principal Amount (as defined in the Note) all accrued but unpaid interest indicated below into shares of common stock (the "Common Stock"), of the Company, as of the date specified below.

      Date of Conversion:_______________________________________________________

      Principal Amount to be converted:_________________________________________

      Accrued but unpaid interest to be converted:

      Note to be Converted: COIBN Note No.______________________________________

      Number of Shares of Common Stock to be

      Issued on conversion of Principal Amount and/or all accrued but unpaid interest: ________________________________________________________________

      Conversion Price Used:____________________________________________________

      Please deliver the Common Stock into which the Principal Amount is being converted to the following address:

                         _________________________________

                         _________________________________

                         _________________________________

                         _________________________________